Truth Social American Red State REITs ETF
Schedule of Investments
December 31, 2025 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS - 98.2%	Shares	Value
Activities Related to Real Estate - 1.4%
Curbline Properties Corp.	147	$3,412

Lessors of Real Estate - 79.4% (a)
Agree Realty Corp.	119	8,572
American Healthcare REIT, Inc.	71	3,341
American Homes 4 Rent - Class A	201	6,452
Camden Property Trust	64	7,045
EastGroup Properties, Inc.	27	4,810
Equity LifeStyle Properties, Inc.	85	5,152
Essential Properties Realty Trust, Inc.	236	7,000
Farmland Partners, Inc.	378	3,663
FrontView REIT, Inc.	137	2,022
Independence Realty Trust, Inc.	401	7,010
InvenTrust Properties Corp.	182	5,134
Kite Realty Group Trust	464	11,122
Lamar Advertising Co. - Class A	97	12,278
Mid-America Apartment Communities, Inc.	75	10,418
National Health Investors, Inc.	142	10,845
NETSTREIT Corp.	738	13,018
NNN REIT, Inc.	492	19,498
Realty Income Corp.	295	16,629
Sila Realty Trust, Inc.	336	7,832
STAG Industrial, Inc.	201	7,389
UMH Properties, Inc.	585	9,307
VICI Properties, Inc.	708	19,909
		198,446

Offices of Real Estate Agents and Brokers - 17.4%
Broadstone Net Lease, Inc.	1,119	19,437
Four Corners Property Trust, Inc.	659	15,197
Invitation Homes, Inc.	322	8,948
		43,582
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $246,726)		245,440

TOTAL INVESTMENTS - 98.2% (Cost $246,726)		245,440
Money Market Deposit Account - 1.3% (b)		3,274
Other Assets in Excess of Liabilities - 0.5%		1,102
TOTAL NET ASSETS - 100.0%		$249,816

Percentages are stated as a percent of net assets.

REIT - Real Estate Investment Trust

(a)
To the extent that the Fund invests more heavily in a particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of December 31, 2025 was 2.56%.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

Truth Social American Red State REITs ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Real Estate Investment Trusts	$245,440	$–	$–	$245,440
Total Investments	$245,440	$–	$–	$245,440

Refer to the Schedule of Investments for further disaggregation of investment categories.